Exhibit 10.1

AMENDMEN OF SOLICITATION/MODIFICATION OF CONTRACT 1 1 . CONTRACT ID CODE OF PAGES I I : 2 2. AMENDMENT MODIFICATION NO . 0010 3. EFFECTIVE DATE 03/19/2018 4 . REQUISITION/PURCHASE REQ. NO . , 5 . PROJECT NO . (If app/iible) 6. ISSUED BY CODE ASPR - BA RDA ASPR - BAR b A 200 In d e oend e nce Ave ., S.W. Room 640 G W ash in gt pn DC 20201 7. ADMINISTERED BY (lfothertlian Item 6) COD E SP R - B ARtj A O l ASPR - BARDA 33 0 I nd ep end e nce Av e , SW, Rm G644 Wash in g to n DC 20201 8. NAME AND ADDRESS OF CONTRACTOR /No., street, county, State and 2/PCodeJ BIOCRYST PHARM AC EUTICALS, INC. 7 2 6 6 13 BIOCRYST PHARMACEUTICALS, I NC. 4505 EM P I ROR BLVD STE 200 DURHAM N< 2770 38 457 (X) 9A AMENDMENT OF SOLICITATION NO . " - ' -- CODE 721 n 6 13 FACILITY CODE 98 . DATED (SEE ITEM 11) X 10A . MODIFICATION OF CONTRACT/ORDER NO . HHSO100201500007C 108 . DATED (SEE ITEM 13) 03 / 27 /2015 11. THIS ITEM ONLY APPLIE l TO AMENDMENTS OF SOLICITATIONS The above n mbered solicitat ion is amended as set forth in Item 14. The h our and dat, ,s pecified for receipt of Offers i s extended . is n ot extended Offers m us t , cknowledge receipt of this amendment prior to the hour and date specified l 1 the solicitation or as amended . by ore of the following methods: (a) By completing Items 8 and 5 , and returning copies of the amendment ; (b) By acl i , owledging receipt of this amendment on each copy of the offer submitted , or (c) By separate let! r or telegram which includes a reference to the solicitation and amendmen numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE D ES IGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR I Im DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER I f by virtue of this am e ndment you desim to change an offer already submitte d , such change may be made by telegram or letter, provided each telegram or letter makes refe re nce, to the solicitation and this amendme n t , an d is received orior to the ooenina hem and date soecified. Net D e cr ease: - $ 3 , 600 , 68 6 . 00 12 ACCOUNT NG AND APPROPRIATION DATA / I / requi red) S ee S ch edule 13 . THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/I / ROER S . IT MODIFIES THE CONTRACT/ORDER N,O. AS DESCRIBED IN ITEM 14. CHEC K ONE A. THIS C HANGE ORDER NO. IN ORDER IS ITEM 10A ISSUED PURSUANT TO : (Specify authorit i' THE CHANGES SET FORTH IN ITEM 14 ARE M AD E IN THE CONTRACT B . THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO RE I - ECT THE ADMINISTRATIVE CHANGl:S (such as chang es in paying office , j appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO Tr I: AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUAN TO AUTHORITY OF: X D . OTHER (Specify type of modification and authority) Mutu a l Agr e ement of the Parties and FAR 52.217 - 7 ! I I E . IMPORlAN : Contractor ! K is not . is required to sign this docurhent and return _ _ _ _ _ . _ . _ _ copies to the issuing office . - 1 - _ . 4 D_E_S_CI F_ ; - R - I O_NO F_A_M_E_N_ED_N M/TM _ O_DI_ F I C_A_TI O_ - N - ( - 0 - rg_a_niz - _ed _ by _ U C_F_s_etci_onh - e - ac - +_ tgJ_s, - in_c/u_ - - d _ in g_s_o/ - ic - it a - - lol . - n" - co_ - t na, _ - ct subje'CIm a tter where feasible.) Tax ID N umber: 62 - 1413 17 4 I DUNS Nutber : 618 19 4 609 Deliver y Location Code : HHS / OS/ASPR HHS/OS/ SPR 200 CS S W WA S HIN G ON DC 2 0 20 1 US I I FOB: De tination P er iod bf Perform a nce: 0 3/31/2 01 5 to 1 0/ 31 / 2 018 ' Chang e i it em 3 to read as follows (amount s h o1; n is the obligated 2 , mount): Contin ed ... Except as pr pv ided herein , all terms and conditions of the document refer enced i n Item . A or 1 DA , as heretofore changed , remains unchan11ed and in full force and effec . t 1 5 A . NAM E fND TITLE OF SIGNER (Type or print ) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) T HOMAS P. HASTING S 158. CONTfVICTOR/OFFEROR ! (Signature of person authorized to sign) 15C . DATE SIGNED 1 6C . DPIJ S GNL "3/'/1/zaljl NSN 754 0 - 0i - 152 - 8070 Prev io us edi io n unusable 16B . UNITED STATES OF AMERICA '. . ,1/ -- . _ ,. _ 21; (Signature of Contracting Officer) STANDARD FORM 30 ( R V 10 - 83) Prescribed b y GSA FAR (4 8 C FR) 53 . 243

. 1 REFERENC E N O . OF DOCUMENT BEIN G CONT I l/ED CONTINUATION SHE ET I HH S0100201500007C/0010 OF I 2 NAME OF OFFEROR OR CONTRACTOR B IOCRYST PHARMACEUTICALS, I NC. 726613 · ITEM NO (A) SUPPLIES/SERVICES (B) QUANTITY UNI T (C) (D) UNIT PRICE (E) AMOUNT (F) 3 Option 2 Non - linical NOA - enabl i ng Tc x icology IM Obligated Amount: - $2,329,617.00 Accounting In fo: 2015 .1 990500.25103 Appr. Yr .: 20 15 C N: 1990500 O bo ect CJ a s , : 25103 Funded : - $2,329, 617.00 Cancel Item 6 in its entirety. - 2, 32 9, 617 . 00 NSN 7540 - 0·l - 152 - 8067 OPTIONAL FORM 336 (4 - 86) Sponsored by GSA FAR (48 CFR \ 53 . 110